KRANE SHARES TRUST

KraneShares Asia Robotics and Artificial Intelligence Index ETF

KraneShares Bosera MSCI China A Share ETF

KraneShares CCBS China Corporate High Yield Bond USD Index ETF

KraneShares CICC China Leaders 100 Index ETF (formerly, KraneShares Zacks New China ETF)

KraneShares CSI China Internet ETF

KraneShares Bloomberg Barclays China Aggregate Bond Inclusion Index ETF

KraneShares E Fund China Commercial Paper ETF

KraneShares Electric Vehicles and Future Mobility Index ETF

KraneShares Emerging Markets Consumer Technology Index ETF

KraneShares Emerging Markets Healthcare Index ETF

KraneShares MSCI All China Consumer Discretionary Index ETF

KraneShares MSCI All China Consumer Staples Index ETF

KraneShares MSCI All China Health Care Index ETF

KraneShares MSCI All China Index ETF (formerly, KraneShares FTSE Emerging Markets Plus ETF)

KraneShares MSCI China A Hedged Index ETF

KraneShares MSCI China Environment Index ETF

KraneShares MSCI Emerging Markets ex China Index ETF

KraneShares MSCI One Belt One Road Index ETF

(collectively, the “Funds”)

Supplement dated March 19, 2020 to the currently effective Summary Prospectus and Statutory Prospectus, as each may be supplemented, for the Funds

This supplement provides new and additional information beyond that contained in the currently effective Summary Prospectuses and Statutory Prospectus (each, a “Prospectus” and together, the “Prospectuses”) listed above and should be read in conjunction with the Prospectuses.

1.	In the “Average Total Returns for the periods ended December 31, 2018” section of the Summary Prospectuses and Statutory Prospectus for KraneShares Bosera MSCI China A Share ETF, KraneShares CICC China Leaders 100 Index ETF, KraneShares CSI China Internet ETF, KraneShares E Fund China Commercial Paper ETF, KraneShares Emerging Markets Consumer Technology Index ETF, KraneShares MSCI All China Index ETF, KraneShares MSCI China Environment Index ETF, and KraneShares MSCI One Belt One Road Index ETF, the rows in the tables pertaining to “Returns After Tax on Distributions” and “Return After Taxes on Distributions and Sale of Fund Shares” are deleted in their entirety and replaced with the following for each applicable Fund:

KraneShares Bosera MSCI China A Share ETF	1 year	Since Inception (3-4-2014)
Return After Taxes on Distributions	-27.08%	0.95%
Return After Taxes on Distributions and Sale of Fund Shares	-15.28%	2.15%

CICC China Leaders 100 Index ETF (previously known as the KraneShares Zacks New China ETF)	1-year	5-year	Since Inception (7-22-2013)
Return After Taxes on Distributions	-25.98%	0.08%	5.03%
Return After Taxes on Distributions and Sale of Fund Shares	-11.70%	1.81%	5.69%

KraneShares CSI China Internet ETF	1 year	5 years	Since Inception (7-31-2013)
Return After Taxes on Distributions	-34.03%	3.44%	8.73%
Return After Taxes on Distributions and Sale of Fund Shares	-19.47%	2.87%	7.14%

KraneShares E Fund China Commercial Paper ETF	1 year	Since Inception (12-2-2014)
Return After Taxes on Distributions	-2.86%	-0.15%
Return After Taxes on Distributions and Sale of Fund Shares	-0.55%	0.10%

KraneShares Emerging Markets Consumer Technology Index ETF	1 year	Since Inception (10-11-2017)
Return After Taxes on Distributions	-24.79%	-19.66%
Return After Taxes on Distributions and Sale of Fund Shares	-14.68%	-14.89%

KraneShares MSCI All China Index ETF (previously the KraneShares FTSE Emerging Markets Plus ETF)	1 year	Since Inception (2-12-2015)
Return After Taxes on Distributions	-20.93%	-2.47%
Return After Taxes on Distributions and Sale of Fund Shares	-11.82%	-1.37%

KraneShares MSCI China Environment Index ETF	1 year	Since Inception (10-12-2017)
Return After Taxes on Distributions	-30.06%	-24.05%
Return After Taxes on Distributions and Sale of Fund Shares	-17.42%	-18.00%

KraneShares MSCI One Belt One Road Index ETF	1 year	Since Inception (9-7-2017)
Return After Taxes on Distributions	-12.66%	-8.37%
Return After Taxes on Distributions and Sale of Fund Shares	-6.73%	-5.98%

2.	In the section “Principal Risks” of each Fund’s Summary Prospectus and Statutory Prospectus, “Market Risk” is deleted in its entirety and replaced with the following:

Market Risk. The values of the Fund’s holdings could decline generally or could underperform other investments. In addition, there is a risk that policy changes by the U.S. Government, Federal Reserve, and/or other government actors could cause volatility in global financial markets, negative sentiment and higher levels of Fund redemptions, which could have a negative impact on the Fund and could result in losses. Geopolitical and other risks, including environmental and public health risks may add to instability in world economies and markets generally. Changes in value may be temporary or may last for extended periods. Further, the Fund is susceptible to the risk that certain investments may be difficult or impossible to sell at a favorable time or price. Market developments may also cause the Fund’s investments to become less liquid and subject to erratic price movements. Such market developments may also cause the Fund to encounter difficulties in timely honoring redemptions, especially if market events cause an increased incidence of shareholder redemptions.

3.	In the section “Additional Information About the Funds - Investment Risks” of the Statutory Prospectus, “Market Risk” is deleted in its entirety and replaced with the following:

Market Risk. The values of the Fund’s holdings could decline generally or could underperform other investments. Market fluctuations could be caused by such factors as economic and political developments, changes in interest rates and perceived trends in securities prices. Recent developments in relations between the United States and its trading partners have heightened concerns of increased tariffs and restrictions on trade between the U.S. and other countries. An increase in tariffs or trade restrictions, or even the threat of such developments, could lead to a significant reduction in international trade, which could have a negative impact on the world’s export industry and a commensurately negative impact on financial markets. Different types of securities tend to go through cycles of outperformance and under-performance in comparison to the general securities markets. In addition, securities may decline in value due to factors affecting a specific issuer, market or securities markets generally. Therefore, the Fund is susceptible to the risk that certain holdings may be difficult or impossible to sell at a favorable time or price.

Turbulence in the financial markets and reduced liquidity in equity, credit and fixed-income markets may negatively affect issuers worldwide, which could have an adverse effect on the Fund. The Federal Reserve and other domestic and foreign government agencies may attempt to stabilize the global economy. These actions may expose markets to heightened volatility and may reduce liquidity for certain Fund investments, causing the value of the Fund’s investments and share price to decline. To the extent that the Fund experiences high redemptions because of these actions, the Fund may experience increased portfolio turnover, which will increase the costs that the Fund incurs and will lower the Fund’s performance.

Geopolitical risks, including terrorism, tensions or open conflict between nations, or political or economic dysfunction within some nations that are major players on the world stage or major producers of oil, may lead to overall instability in world economies and markets generally and have led, and may in the future lead, to increased market volatility and may have adverse long-term effects. Similarly, environmental and public health risks, such as natural disasters or pandemics/epidemics, or widespread fear that such events may occur, may impact markets adversely and cause market volatility in both the short- and long-term.

Certain illnesses spread rapidly and have the potential to significantly and adversely affect the global economy. Epidemics and/or pandemics have and may further result in, among other things, closing borders, enhanced health screenings, healthcare service preparation and delivery, quarantines, cancellations, disruptions to supply chains and customer activity, as well as general concern and uncertainty. The impact of such epidemics and/or pandemics that may arise in the future, have the potential to affect the economies of many nations, individual companies and the global securities and commodities markets, including liquidity, in ways that cannot necessarily be foreseen at the present time. The impact of infectious diseases in developing or emerging market countries may be greater due to less established health care systems. Health crises caused by the recent coronavirus outbreak may exacerbate other preexisting political, social and economic risks in certain countries. The impact of the outbreak may be short term or may last for an extended period of time and may have material adverse impacts on a Fund.

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE.